Date of Purchase
Fund Name
SSC Fund code
Money Manager
CUSIP
Issuer
Broker
Underwriter(s)
Affiliated Underwriter in the Syndicate
Amount of Purchase ($)
Amount of Offering ($)
Purchase Price Net of Fees and Expenses
Offering Price at Close of First Business Day
Commission, Spread or Profit
1/19/2011
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
40414LAD1
HCP Inc.
UBS
Citigroup Global Markets Inc,
JP Morgan Securities,  Merrill
Lynch Pierce Fenner & Smith,
UBS Securities LLC,
Wells Fargo Securities LLC,
Citigroup Global Markets Inc,
JP Morgan Securities , Merrill
Lynch Pierce Fenner & Smith,
UBS Securities LLC,  Wells Fargo
Securities LLC,  Barclays Capital,
Credit Agricole Securities USA Inc,
Credit Suisse Securities USA LLC,
Deutsche Bank Securities,
Morgan Stanley & Co Inc, BNY
Mellon Capital Markets LLC ,
KeyBanc Capital Markets,
Moelis & Co, PNC Capital Markets,
RBS Securities Inc, Scotia Capital
Inc, Sun Trust Robinson Humphrey
Goldman, Sachs & Co.
$325,000
$1,200,000,000
$99.479
$99.479
0.650%
2/3/2011
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
89378TAB9
Transnet Ltd
Barclays
Barclays Capital
Goldman, Sachs International
$4,250,000
$1,200,000,000
$99.443
$99.443
0.075%
3/7/2011
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
25459HAY1
Direct TV Holdings
Morgan Stanley	"
Barclays Capital, Credit Suisse Securities
USA LLC, Morgan Stanley & Co Inc,
RBS Securities Inc, UBS Securities
LLC, BBVA Securities Inc, Citigroup
Global Markets Inc, Credit Agricole
Securities USA Inc,  Deutsche Bank S
ecurities Inc
Goldman Sachs & Co,
HSBC Securities, JP Morgan Securities,
Merrill Lynch Pierce Fenner & Smith
Mitsubishi
UFJ Securities USA Inc,  Mizuho Securities
USA Inc, Santander Investment Securities In U
S
Bancorp Investments Inc
"
Goldman, Sachs & Co.
$350,000
$1,500,000,000
$99.811
$99.811
0.350%
3/22/2011
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
638612AK7
Nationwide Financial Services
Morgan Stanley
JP Morgan, Morgan Stanley, Wells Fargo & Co.
Goldman, Sachs & Co.
$375,000
$600,000,000
$99.420
$99.420
0.450%
3/22/2011
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
45824TAD7
Intelsat Jackson Holding
Barclays
Bank of America Merrill Lynch,
Barclays Capital, Credit Suisse,
Morgan Stanley, Deutsche Bank
Securities Inc, HSBC Securities,
RBC Capital Markets, UBS Securities
Goldman, Sachs & Co.
$366,000
$1,500,000,000
$100.000
$100.000
1.000%
3/30/2011
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
105340AL7
Brandywine Operating Partners
Wells Fargo
Citigroup Global Markets Inc,  JP Morgan ,
Securities, Wells Fargo Securities LLC,
Barclays Capital, BMO Capital Markets Corp,
BNY Mellon Capital Markets LLC,
Comerica Securities, Commerz Markets LLC,
Deutsche Bank Securities Inc, Janney Montgomery
Scott, Morgan Keegan & Co, PNC Capital Markets,
RBC Capital Markets, RBS Securities Inc,
Santander Investment Securities Inc,
SunTrust Robinson Humphrey Inc, TD Securities
USA LLC, UBS Securities LLC
Goldman, Sachs & Co.
$275,000
$325,000,000
$98.907
$98.907
0.625.%
4/4/2011
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
25156PAP8
Deutsche Telekom Int Fin
Credit Suisse Securities
Citigroup Global Markets Inc,
Credit Suisse, Goldman Sachs & Co,
Bank of Tokyo-Mitsubishi UFJ Ltd,
Bank of America Merrill Lynch,
Commerzbank AG, JP Morgan Securities,
Societe Generale
Goldman Sachs & Co.
$350,000
$1,250,000,000
$99.899
$99.899
0.350%
4/13/2011
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
013817AV3
ALCOA, Inc.
JP Morgan Securities
Citigroup Global Markets, Inc.,
Credit Suisse, JP Morgan Securities,
Morgan Stanley, RBS Securities Corp,
Merrill Lynch, Pierce, Fenner & Smith,
Inc., Barlays Capital, Inc., BNP
Paribas Securities Corp., Deutsche
Bank Securities Inc., Mitsubishi UFJ
Securities (USA), Inc., ANZ Securities,
Inc, Banco Bilbao Vizcaya Argentaris, S.A.,
BMO Capital Markets Corp., BNY Mellon
Capital markets, LLC., Goldman, Sachs, & Co.,
UBS Securities LLC., Commerz Markets LLX,
Banca IMI S.p.A., SMBC Nikko Capital Markets
Limited, SG Americas Securities, LLC, U.S.
Bancorp Investments, Inc., The Williams
Capital Group,L.P.
Goldman Sachs & Co.
$125,000
$1,250,000,000	$99.848
$99.848
0.450%
4/14/2011
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
80282KAA4
Santander Holdings USA
JP Morgan Securities	G
oldman, Sachs & Co., Barclays Capital Inc.,
Santander Investment Securities Inc.
Goldman Sachs & Co.
$130,000
$500,000,000
$99.559
$99.559
0.300%
4/26/2011
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
00206RAW2
AT&T Inc.
BOA Securities
Bank of America Merrill Lynch,
Citigroup Global Markets Inc.,
Goldman Sachs & Co., Wells Fargo & Co.,
Aladdin Capital LLC, Banca IMI,
Mizuho Securities USA Inc,
Samuel A Ramirez & Co,
Williams Capital Group LP
Goldman Sachs & Co.
$350,000
$1,750,000,000
$99.818
$99.818
0.350%
6/1/2011
RIF Core Bond Fund
GUE3
Goldman Sachs Asset Management, L.P.
449786AM4
ING Bank
Deutsche Bank Securities
Deutsche Bank Securities, Inc.
Goldman Sachs & Co., ING Bank NV/
United States, Morgan Stanley
Goldman Sachs & Co.
$350,000
$500,000,000
$99.850
$99.850
0.250%